                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                      FOR

                         10 1/2% SENIOR NOTES DUE 2006

                                       OF

                              CALPINE CORPORATION

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
              ALL OF ITS OUTSTANDING 10 1/2% SENIOR NOTES DUE 2006
                                      FOR
                         10 1/2% SENIOR NOTES DUE 2006
                            ------------------------

                 PURSUANT TO THE PROSPECTUS DATED JUNE   , 1996
- --------------------------------------------------------------------------------

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1996 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION
   DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00
   P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
- --------------------------------------------------------------------------------

                    TO: FLEET NATIONAL BANK, EXCHANGE AGENT

           By Mail:                             By Facsimile:                             By Hand:
     Fleet National Bank                       (860) 986-7908                       Fleet National Bank
  Corporate Trust Operations                Confirm by Telephone:                Corporate Trust Operations
 777 Main Street, Lower Level                  (860) 986-2910                   777 Main Street, Lower Level
          CTMO 0224                                                             Hartford, Connecticut 06115
 Hartford, Connecticut 06115                                                    Attention: Patricia Williams
 Attention: Patricia Williams

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the prospectus
dated June   , 1996 (the "Prospectus") of Calpine Corporation, a California
corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 1/2% Senior Notes Due 2006 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 10 1/2% Senior Notes Due 2006 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are being transmitted through the DTC Automated Tender Offer Program ("ATOP"). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tender of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

- --------------------------------------------------------------------------------

                            DESCRIPTION OF OLD NOTES

- --------------------------------------------------------------------------------
                                                                           CERTIFICATE NUMBER(S)*       AGGREGATE PRINCIPAL
                  NAME(S) AND ADDRESS(ES) OF HOLDER(S)                      (ATTACH SIGNED LIST           AMOUNT TENDERED
                       (PLEASE FILL IN IF BLANK)                               IF NECESSARY)            (IF LESS THAN ALL)**
- ------------------------------------------------------------------------------------------------------------------------------
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
                                                                        ------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
- ------------------------------------------------------------------------------------------------------------------------------
   * Need not be completed by Holders tendering by book-entry transfer.
  ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.

- --------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     DTC Book-Entry Account No.:

     Transaction Code No.:

If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through ATOP.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Notes:

     Window Ticket No. (if any):

    Date of Execution of
     Notice of Guaranteed Delivery:

    Name of Eligible Institution that Guaranteed Delivery:

    If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:

     DTC Book-Entry Account No.:

     Transaction Code No.:

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:

     Address:

/ /  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

Ladies and Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understandings with any person to participate in the distribution of such New Notes and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

- --------------------------------------------------------------------------------

                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
         OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH)

        This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

        If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

   X ---------------------------------------------   Date: -----------------------------------------
   X ---------------------------------------------   Date: -----------------------------------------
   SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
     SIGNATORY
   Name(s): --------------------------------------   Address: --------------------------------------
                                                     ----------------------------------------------
   -----------------------------------------------            (INCLUDING ZIP CODE)
              (PLEASE PRINT)
   Capacity: -------------------------------------   Area Code and Telephone
                                                     No.: ------------------------------------------
   Social Security
   No.: ------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTION 3 HEREIN)

   --------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

   --------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)

   --------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

   --------------------------------------------------------------------------
                                 (PRINTED NAME)

   --------------------------------------------------------------------------
                                    (TITLE)

   Date:
   ------------------------------------------------------------------
- --------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTION 1, 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

Name
                                    (PLEASE PRINT)

Address
                                     (PLEASE PRINT)

                                                                      (ZIP CODE)

               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTION 1, 3 AND 4 HEREIN)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal.

Name
                                    (PLEASE PRINT)

Address
                                     (PLEASE PRINT)

                                                                      (ZIP CODE)

               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The certificates for the tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry transfer into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry transfer into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by a recognized member of the Medallion Signature Guarantee Program unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

                         (DO NOT WRITE IN SPACE BELOW)

- --------------------------------------------------------------------------------
         CERTIFICATE SURRENDERED                      OLD NOTES TENDERED                        OLD NOTES ACCEPTED
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
            Delivery Prepared by                          Checked by                                   Date

- --------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, identifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

- --------------------------------------------------------------------------------

               PAYER'S NAME:

- --------------------------------------------------------------------------------
  SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN
                                    THE BOX AT RIGHT AND CERTIFY BY                    ---------------------------------
  FORM W-9                          SIGNING AND DATING BELOW                           SOCIAL SECURITY NUMBER
                                                                                       OR
                                                                                       EMPLOYER IDENTIFICATION NUMBER
                                    ------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY        PART 2 -- Certification--Under Penalties of        PART 3--
  INTERNAL REVENUE SERVICE          Perjury, I certify that:                           Awaiting TIN / /
  PAYER'S REQUEST FOR TAXPAYER        (1) The number shown on this form is my
  IDENTIFICATION NUMBER (TIN)         correct Taxpayer Identification Number (or I
                                          am waiting for a number to be issued to
                                          me) and
                                    (2) I am not subject to backup withholding
                                    either because I have not been notified by the
                                        Internal Revenue Service ("IRS") that I am
                                        subject to backup withholding as a result of
                                        failure to report all interest or dividends,
                                        or the IRS has notified me that I am no
                                        longer subject to backup withholding.
                                    ------------------------------------------------------------------------------------------

                                    CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                      IRS stating that you are no longer subject to backup withholding, do not cross out item
                                      (2).
                                       SIGNATURE ----------------------------- DATE--------------------

- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

- --------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAYPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                        SIGNATURE                                  DATE

- --------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer Is:

                              FLEET NATIONAL BANK

             By Mail:                       By Facsimile:                        By Hand:
       Fleet National Bank                  (860) 986-7908                 Fleet National Bank
    Corporate Trust Operations                                          Corporate Trust Operations
   777 Main Street, Lower Level         Confirm by Telephone:          777 Main Street, Lower Level
            CTMO 0224                                                  Hartford, Connecticut 06115
   Hartford, Connecticut 06115              (860) 986-2910             Attention: Patricia Williams
   Attention: Patricia Williams